The IPO Plus
Aftermarket Fund

Dear Fellow Shareholder:
The IPO Plus Aftermarket Fund completed its fiscal year on September 30, 2001, a period that proved to be the most difficult time for equities in a generation. For the 12 months ended September 30, 2001, the IPO Plus Fund fell 72.57%* compared with a drop of 59.07% for the Nasdaq Composite, a drop of 21.21% for the Russell 2000, and a drop of 26.62% for the S&P 500.

During the period, the IPO Plus Fund portfolio, like the Nasdaq, contained many technology and telecommunications IPOs that were severely hurt by the business downturn.
New IPO investment opportunities were limited because the IPO market had slowed to a level not seen since the 1970s. Capping off an already difficult period, stocks were further hurt by the September 11 terrorist attacks.
The IPO Plus Fund completed its 2001 fiscal year in a defensive position with a higher weighting of healthcare, food and energy stocks, fewer technology stocks, a large cash position, and more securities held short.

Although the economy has been in a serious recession, the seeds are being sown for recovery. First, the ten consecutive Fed rate cuts have provided plenty of monetary stimulus. Secondly, Congress is providing fiscal stimulus through possible tax cuts and war-related spending programs. Finally, positive progress on the war against terrorism will lead to improved consumer confidence. Since mid-October 2001, an increase in the number of IPOs and the positive returns on these IPOs are early signs of a possible recovery. Absent other terrorist attacks to knock this stock market recovery off track, we are repositioning the portfolio for a more positive IPO market by becoming more fully invested, and reducing our cash and short positions.

We thank all of our shareholders for their patience during this difficult cycle. All of us at Renaissance Capital are shareholders of the IPO Plus Fund. We are working hard to achieve the attractive returns that are possible in an improving market environment.

We are pleased to report that the IPO Plus Fund has been tax efficient again this year. As has been the case each year since inception, the IPO Plus Fund will not have a distribution of dividends or capital gains.

Sincerely,


Renaissance Capital
November 19, 2001

*Past performance is no guarantee of future results.
Investment return and principal value will fluctuate.
Investors' shares, when redeemed, may be worth more or less than original cost.




(Insert Line graph here)
							Average Annual
					Year Ended	 Total Return
				   September 30, 2001	Since Inception*
IPO Plus Aftermarket Fund		-72.57%		-10.09%
Russell 2000 Index			-21.21%		- 0.80%
Nasdaq OTC Composite			-59.07%		  0.04%

* Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns.

 	IPO Plus Fund's Best Quarter      12/99      71.60%
	IPO Plus Fund's Worst Quarter     12/00     -38.81%




REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Shareholders
and Board of Directors of
Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 19, 1997 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The IPO Plus Aftermarket Fund as of September 30, 2001, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period
December 19, 1997 (commencement of operations) to September 30, 1998, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 30, 2001




IPO Plus Aftermarket Fund
Portfolio of Investments
As of September 30, 2001
				 			Shares 		  Value
Common Stock	(46.8%)

Electronic Components /
Semiconductor Manufacturing (0.3%)
Entegris, Inc.*						10,000 		 $79,000

Energy-Alternative (6.3%)
Active Power, Inc.*					32,000 		 160,320
Aquila, Inc.*						30,000 		 654,000
Reliant Resources, Inc.* 				20,000 		 324,000
NRG Energy, Inc.*					20,000 		 324,200
						       		       1,462,520

Financial (2.6%)
E*Trade Group, Inc.*				       100,000 	         605,000

Food-Miscellaneous (7.4%)
Bunge Limited*						24,900 		 423,300
Kraft Foods, Inc.					37,000 	       1,271,690
							       	       1,694,990

Health Care-Biotechnology (7.6%)
Diversa Corp.*						22,500 		 211,500
Genentech, Inc.*					20,000 		 880,000
Invitrogen Corp.*					10,000 		 657,600
					       	       		       1,749,100
Health-Drugs (2.9%)
Dr. Reddy's Laboratories Ltd. ADR*		 	30,000 		 667,500

Health-Hospitals (4.2%)
RehabCare Group, Inc.*				 	15,000 		 652,650
United Surgical Partners International, Inc.*		15,000 		 307,500
						 			 960,150
Health-Instruments (3.3%)
Guidant Corp.*				 		20,000 		 770,000

Health-Medical Labs (0.8%)
Specialty Laboratories, Inc.*				 6,500 		 178,750

(continued)
				 			 Shares 	   Value
Health-Outpatient/Home Care (2.7%)
Renal Care Group, Inc.*				 	20,000 		$615,400

Internet - Services (0.3%)
HomeStore.com, Inc.*				 	10,000 		  76,500

Leisure	(1.4%)
Radio One, Inc., Class A*				28,000 	         323,960

Machines-General Industrial (0.7%)
Global Power Equipment Group, Inc.*			10,000 	         152,000

Telecom Cellular (4.4%)
AT&T Wireless Services, Inc.*				 60,000 	 896,400
Openwave Systems, Inc.*				 	 10,000 	 127,500
						 		       1,023,900
Telecom Equipment (0.3%)
Sonus Networks, Inc.*				         20,000 	  60,000

Transport-Services (1.6%)
United Parcel Service, Inc.				  7,000 	 363,860


Total Common Stocks  (Cost $15,978,350)				      10,782,630

				 		    Face Amount
US Government Securities (21.7%)
US Treasury Bill due 10/4/01
   (Cost $4,999,042)				     $5,000,000        4,999,042

Short-Term Investments	(12.4%)
Money Market Fiduciary
   (Cost $2,851,042)				      2,851,042        2,851,042
Total Investments
   (Cost $23,828,434) (a) (80.9%)			 	      18,632,714

Total Short Sales  (Proceeds $5,044,638) (-20.7)%		      (4,764,815)

Other Assets and Liabilities (Net) (39.8%)			       9,170,197
Net Assets (100.0%)			 			     $23,038,096

(continued)

				 		        Shares 		 Value
Schedule of Short Sales	(20.7)%

Apollo Group, Inc.				         20,000 	$840,600
Career Education Corp.				         30,000 	 825,000
Edison Schools, Inc.				         25,000 	 377,500
Hot Topic, Inc.				                 10,000 	 251,000
Infosys Technologies Ltd.			         11,500 	 388,815
Research In Motion Ltd.				         30,000 	 482,400
Resources Connection, Inc.			         20,000 	 363,600
Retek, Inc.				                 30,000 	 365,100
Strayer Education, Inc.				         10,000 	 446,000
WebEx Communications, Inc.			         20,000 	 424,800
(Proceeds $5,044,638)						      $4,764,815


*  Non-income producing
ADR  American depositary receipt
(a)  The cost for federal income tax purposes was $24,349,653.
     At September 30, 2001, net unrealized depreciation for all securities (excluding securities sold short) based on tax cost was $5,716,939. This consists of aggregate gross unrealized appreciation for all securities of $885,011 and aggregate gross unrealized depreciation for all securities of $6,601,950.



Financial Highlights
For a Share Outstanding Throughout Each Period

									Dec. 19, 1997+ Through
					  Year Ended September 30,           September 30,
					 2001	    2000      1999	         1998
Net Asset Value, Beginning
of Period				$18.58	   $30.48    $11.19		$12.50
Income From Investment Operations
Net Investment Loss			 (0.32)     (0.24)    (0.16) 	         (0.08)
Net Realized and Unrealized 		(21.80)	    12.14      7.55      	 (1.23)
Gain / (Loss)
Total from Investment Operations	(22.12)	    11.90      7.39		 (1.31)
Net Asset Value, End of Period	         $8.36	   $30.48    $18.58		 $11.19
Total Return				(72.57)%    64.05%    66.04%		 (10.48)%**

Ratios and Supplement Data
Net Assets, End of Period
    (in Thousands)		       $23,038	  $117,981   $15,422		  $7,288
Ratio of Expenses to Average
    Net Assets				2.50%	     2.50%     2.50%		   2.50%*
Ratio of Net Investment Loss to
    Average Net Assets			(1.76)%	    (0.87)%   (1.17)%		  (0.96)%*
Ratio of Expenses to Average Net
    Assets (excluding waivers)		2.93%	     2.50%     3.41%		   4.54%*
Ratio of Net Investment Loss to
    Average Net Assets (excluding
    waivers)			       (2.19)%	    (0.87)%   (2.08)%		  (2.99)%*
Portfolio Turnover Rate		       69.17%	    67.54%    45.78%		  71.26%*

+    Commencement of Operations
*    Annualized
** Not Annualized
See Notes to Financial Statements



Statement of Assets and Liabilities
As of September 30, 2001

Assets
Investment Securities, at Value (cost  $23,828,434)				$18,632,714
Deposits with Brokers for Securities Sold Short			 		 10,935,106
Receivable for Investments Sold							    580,894
Organizational Costs - Note A							     28,021
Interest and Dividends Receivable						     12,942
Other Assets									      4,202
Total Assets									 30,193,879

Liabilities
Securities Sold Short, at Value (proceeds $5,044,638)				  4,764,815
Payable for Investments Purchased						  2,244,807
Payable to Custodian	42,035
Payable for Distribution Fees - Note D					              6,526
Payable for Advisory Fee - Note B						      5,547
Payable for Administrative Fees - Note C					      5,114
Payable for Shareholder Services Fees - Note D				              4,850
Accrued Expenses								     82,089
Total Liabilities								  7,155,783
Net Assets									$23,038,096

Net Assets Consist of:
Paid-in-Capital								       $106,974,449
Accumulated Net Realized Loss on Investments				 	(79,020,456)
Net Unrealized Appreciation (Depreciation) on:
        Investment Securities							 (5,195,720)
        Short Sales							 	    279,823
Net Assets									$23,038,096

Net Asset Value, Offering and Redemption Price
       Per Share ($23,038,096 / 2,754,276 shares of
       beneficial interest, without par value, unlimited
       number of shares authorized)						      $8.36

See Notes to Financial Statements


Statement of Operations
For the Year Ended September 30, 2001

Investment Income
Dividend									     $6,310
Interest									    331,082
Other Income									     37,913
Total Investment Income								    375,305
Expenses
Investment Adviser - Note B
Basic Fees 						$761,098
Less: Fees Waived					(217,962)		    543,136
Transfer Agent Fees and Expenses						    230,700
Shareholder Services Fees - Note D						    126,850
Distributions Fee - Note D							    126,850
Administration Fee - Note C							     90,740
Shareholder Reports								     33,671
Trustees' Fees - Note E								     23,421
Amortization of Organizational Costs - Note A					     23,112
Federal and State Registration							     20,793
Legal Fees									     15,150
Auditing Fees						                             12,321
Custody Fees									     11,593
Other Expenses									     10,160
Net Expenses 									  1,268,497
Net Investment Loss								   (893,192)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities							        (75,308,617)
Short Sales					 				  5,783,172
Net Realized Loss on Investments						(69,525,445)
Net Change in Unrealized Depreciation during the year on:
   Investment Securities							 (5,419,035)
   Short Sales									   (778,563)
Net Unrealized Depreciation on Investments					 (6,197,598)
Net Realized and Unrealized Loss on Investments					(75,723,043)
Net Decrease in Net Assets Resulting from Operations			       $(76,616,235)

    See Notes to Financial Statements

Statement of Changes in Net Assets
							Year Ended 	         Year Ended
							September 30, 	        September 30,
							   2001			    2000
Decrease in Net Assets from Operations
Net Investment Loss					$(893,192)		  $(917,862)
Net Realized Loss from Investments		      (69,525,445)		(10,351,275)
Net Change in Unrealized Appreciation
  (Depreciation) on Investments			       (6,197,598)		     103,759
Net Decrease in Net Assets
   Resulting from Operations			      (76,616,235) 		(11,165,378)

Fund Share Transactions
Proceeds from Shares Sold				4,837,496	         187,998,811
Cost of Shares Redeemed				      (23,164,173)		 (74,274,026)
Net Increase (Decrease) from Fund Share
   Transactions					      (18,326,677)	         113,724,785
Total Increase (Decrease) in Net Assets		      (94,942,912)		 102,559,407
Net Assets
Beginning of Year				      117,981,008		  15,421,601
End of Year					      $23,038,096		$117,981,008
Increase in Fund Shares Issued
Number of Shares Sold				          289,450		   5,349,071
Number of Shares Redeemed 			       (1,405,453)	          (2,308,747)
Net Increase (Decrease) in Fund Shares		       (1,116,003)		   3,040,324

See Notes to Financial Statements



Notes to Financial Statements
September 30, 2001

The IPO Plus Aftermarket Fund ("IPO+ Fund") is a series of
Renaissance Capital Greenwich Funds ("Renaissance Capital Funds"), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO+ Fund.

The investment objective of the IPO+ Fund is to seek capital appreciation by investing in the common stocks of Initial
Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are followed by the IPO+ Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the IPO+ Fund's Board of Trustees.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the IPO+ Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

For the year ended September 30, 2001, the IPO+ Fund had accumulated capital loss carryforwards of $78,499,237.
The capital loss carryforward is available to offset future gains of $37,194 expiring in 2006, $13,135,817 expiring in 2008 and $65,326,226 expiring in 2009.

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO+ Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

Permanent book and tax basis differences resulted in reclassification for the year ended September 30, 2001 as follows: a decrease in paid in capital of $893,192 and an increase in undistributed net investment income of $893,192.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for purposes of calculating net investment income (loss) per share in the financial highlights.

Notes to Financial Statements
 (continued)

4. ORGANIZATIONAL COSTS: Costs incurred by the IPO+ Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

5. OTHER: Security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, a registered investment adviser, the IPO+ Fund agrees to pay Renaissance Capital an annual fee equal to 1.50% of the average daily net assets of the IPO+ Fund and payable monthly. Additionally, Renaissance Capital has voluntarily agreed to defer or waive fees or absorb some or all of the expenses of the IPO+ Fund in order to limit Total Fund Operating Expenses to 2.50%. During the year ended September 30, 2001, Renaissance Capital deferred fees of $217,962. These deferrals are subject to later recapture by Renaissance Capital for a period of three years. Total deferrals subject to recapture by Renaissance Capital are $323,832.

C. FUND ADMINISTRATION: Under an Administration and Fund
Accounting Agreement (the "Administration Agreement"), the
Administrator generally supervised certain operations of the IPO+ Fund, subject to the over-all authority of the Board of Trustees. For its services, the Administrator receives a fee on the value of the IPO+ Fund computed daily and payable monthly, at the annual rate of eighteen one-hundredths of one percent (0.18%) on the first $50 million of average daily net assets, and decreasing as assets reach certain levels, subject to an annual minimum of $75,000 plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The IPO+ Fund has adopted a
Distribution and Shareholder Services Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO+ Fund, as determined from time to time by the Board of Trustees, to pay up to 0.50% of the IPO+ Fund's average daily net assets for distribution and shareholder servicing.

Total annual fee for distribution of the IPO+ Fund's shares which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO+ Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee which is payable monthly up to 0.25% of the average daily net assets of shares of the IPO+ Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholders servicing and other costs associated with such short-term investing, the IPO+ Fund charges a 2% fee on such redemptions of shares held less than 90 days. Such fees amounted to $37,913 for the year ending September 30, 2001, representing
0.08% of average net assets.

E. TRUSTEES' FEES: Trustees' fees are $6,000 per year plus $1,000 for each meeting attended.

F. PURCHASES AND SALES: For the year ended September 30, 2001, the IPO+ Fund made purchases of approximately $31,238,384 and sales of approximately $51,537,867 of investment securities other than long-term U.S. Government and short-term securities.

Notes to Financial Statements

 (continued)

G. SHORT SALES AND SEGREGATED CASH: Short sales are transactions in which the IPO+ Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the IPO+ Fund must borrow the security to deliver to the buyer upon the short sale; the IPO+ Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The IPO+ Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the IPO+ Fund replaces the borrowed security. The IPO+ Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The IPO+ Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions.
Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

The IPO+ Fund may also sell short "against the box" (i.e.
the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the IPO+ Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the IPO+ Fund as collateral while the short sale is outstanding.

H. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.